Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Amendment No. 1 to the annual report of MetroCorp Bancshares, Inc. (the “Company”) on Form 10-K/A for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kevin Shu, Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and operating results of the Company.

/s/ Kevin Shu

Kevin Shu
Acting Chief Financial Officer

August 27, 2004